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                                                                    Exhibit 4.1

            SEE REVERSE FOR LEGEND RELATING TO TRANSFER RESTRICTIONS


          NUMBER                                         SHARES
AA
    CLASS A COMMON STOCK                            CUSIP 039392 70 9

      PAR VALUE $.0001                  SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

                                                    AND OTHER LEGENDS


                               ARCH WIRELESS, INC.



              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

 THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ OR NEW YORK, NY





THIS CERTIFIES THAT


IS THE OWNER OF


       FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF

ARCH WIRELESS, INC. (hereinafter referred to as the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Restated Certificate of Incorporation and Bylaws of the Corporation, as amended from time to time (copies of which are on file with the Corporation). This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


/s/ Gerald J. Cimmino                       /s/ C. Edward Baker, Jr.

Vice President and Treasurer                Chairman and Chief Executive Officer


COUNTERSIGNED AND REGISTERED:

         EQUISERVE TRUST COMPANY, N.A.

                  TRANSFER AGENT AND REGISTRAR,

BY


AUTHORIZED SIGNATURE.

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                               ARCH WIRELESS, INC.


THE CORPORATION HAS MORE THAN ONE CLASS OF STOCK AUTHORIZED TO BE ISSUED. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER UPON WRITTEN REQUEST A COPY OF THE FULL TEXT OF THE PREFERENCES, VOTING POWERS, QUALIFICATION AND SPECIAL AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF STOCK (AND ANY SERIES THEREOF) AUTHORIZED TO BE ISSUED BY THE CORPORATION AS SET FORTH IN THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION AND AMENDMENTS THERETO FILED WITH THE SECRETARY OF THE STATE OF DELAWARE.

THE SALE, TRANSFER OR ASSIGNMENT OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE CORPORATION'S RESTATED CERTIFICATE OF INCORPORATION AND AMENDMENTS THERETO FILED WITH THE SECRETARY OF THE STATE OF DELAWARE. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER UPON WRITTEN REQUEST A COPY OF THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION AND AMENDMENTS THERETO FILED WITH THE SECRETARY OF THE STATE OF DELAWARE.



     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common         UNIF GIFT MIN ACT - _____Custodian _____
TEN ENT  - as tenants by the entireties                     (Cust)       (Minor)
JT TEN   - as joint tenants with right             under Uniform Gifts to Minors
         of survivorship and not as                Act ___________________
         tenants in common                                   (State)


     Additional abbreviations may also be used though not in the above list.


For value received, _______________ hereby sell, assign, and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                                 ]

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

_________________________ Shares of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________ Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated, ______________     ___________________________________
                          (The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatever.)



Signature(s) Guaranteed:_____________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.